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                                                                   EXHIBIT 24(I)

The Board of Directors
Weinreb, Weisberg, & Weiss, P.A.:

     We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG PEAT MARWICK LLP

Miami, Florida
July 16, 1996